UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-1710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

New Era Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks continued last year’s decline into the first months of 2009 before a sharp rally lifted most major indexes into positive territory for the first half of the year. Overall first-half performance numbers were tepid, but there was a strong rebound in the prices of oil and other commodities, which was reflected by resource equities. This commodity price strength was based on the market’s expectation of a recuperating global economy and concerns that the Federal Reserve’s easy monetary policy would lead to a resurgence in inflation and erode the dollar’s purchasing power. Both oil and gold are seen as a hedge against the weaker dollar. There has also been modest improvement in oil demand, particularly from China, along with some stability in domestic gasoline markets. Copper is also benefiting from strong Chinese demand. However, apart from this bounceback from an oversold position, most commodities are now fairly listless, given that only a weak recovery is anticipated for the second half of this year.

Your fund returned 17.71% for the six-month period ended June 30, 2009, far exceeding the return of the overall market as represented by the S&P 500 Stock Index. With the exceptions of refining and marketing and building and real estate, the industries we invest in had positive returns relative to the broad market. New Era lagged the Lipper index of similar funds due primarily to our overweighting in major international integrated oil firms. We had positioned the fund to emphasize energy without taking on the financial risk associated with many of the more leveraged industry participants. As a result, we missed some of the rebound by these weaker firms.

ECONOMIC AND MARKET ENVIRONMENT

Recent signs are mixed but point to some improvement in the economic landscape. The huge amount of money injected into the financial system by the Treasury and Federal Reserve, along with bailout funds to shore up the more precarious financial entities, seems to have stabilized the system. However, institutional lending and corporate spending have not rebounded, and consumer confidence, which had shown some improvement, slipped as the period ended. The government’s fiscal stimulus spending is slowly finding its way into the economy, but the unemployment rate continues to worsen. Housing may have found a bottom, but this may merely be due to an increase in foreclosure sales. Housing starts have actually ticked up over the last three months. Consumer savings rates have risen, and cheap money has found its way into riskier assets, such as high-yield bonds and equities.

This willingness to take on greater risk is an important milestone in rebuilding confidence in our financial markets, but greater confidence in the economy itself is needed before spending can reinvigorate domestic growth. For now, the massive funding to finance the stimulus program has been reasonably well received without the anticipated negative impact on the dollar and concomitant impact on inflation. Apparently, our currency is benefiting from expectations that the U.S. economy is likely to be the first to recover within the Organization for Economic Cooperation and Development (OECD).

Overseas, the economies of Europe, Japan, and Asia (with the exception of China) continue to lag the recovery of the U.S. This is simply because the problems began earlier in this country, and we will reach the one-year milestone—and resulting improvement in year-over-year comparisons—sooner than the rest of the world.

Most countries have implemented some sort of stimulus program, and the International Monetary Fund has lent support where internal resources have been inadequate to repair the damage done by the financial crisis. China’s stimulus has largely been the most direct, aimed at infrastructure building—new cities, roads, bridges, housing, etc. Since the Chinese economy is centrally planned, these measures have been effected swiftly, with the results already becoming apparent and with the greatest positive impact globally on metals demand. Historically, China is heavily dependent upon exports, so it remains to be seen whether the stimulus will keep the country’s economy growing until exports recover. That, of course, is dependent upon a U.S. economic recovery. The world has not decoupled—economies are interlinked globally, though the timing of individual countries’ economic cycles has, until recently, varied. The synchronicity of the most recent period of global growth was in reality stimulated by the availability of easy credit.

PORTFOLIO REVIEW

Oil was the first commodity to recover strongly, rising from the low $30s in December to as high as $73 recently. Although this strength was anticipated, it happened more rapidly than would generally be expected given high global inventories and limited evidence of demand recovery. In fact, demand is expected to fall nearly 1.7 million barrels per day this year. While we had forecast that oil would be the first commodity to recover and positioned the fund accordingly, we were not willing to take the risk of investing in the weaker players in the industry. As a result, our heavy weighting of international integrated oil companies, such as ExxonMobil, Royal Dutch Shell, and Chevron, actually hampered performance relative to our peers. However, we did improve our leverage to the commodity by adding to our position in Petroleo Brasileiro and starting a new position in Suncor Energy, the large Canadian oil sands producer. Petrobras is a Brazilian company that discovered a completely new oil resource in the pre-salt formation of the Santos Basin. Our position in Sunoco, the sole remaining pure refiner in the portfolio, detracted from performance due to rising oil prices and lackluster oil product demand. (Please refer to the portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

For the same reasons, we de-emphasized oil and gas producers because of their financial leverage and operating leverage to domestic natural gas, a market we felt would be slow to recover—and it has proven so, yet the producer stocks performed well. Domestic natural gas prices fell from over $12 per million cubic feet (MMcf) during the summer of 2008 to recent lows approaching $3 per MMcf due to a number of factors, including the economic downturn, which caused industrial and utility demand to weaken while the high price induced conservation on the part of consumers.

However, a new technique has allowed significant new sources of natural gas to be recovered in basins prone to shale formations at great depth that are saturated with gas. Application of the new technology spread from the Texas/Oklahoma/Arkansas region to the Northeast and even to areas in western Canada. These rapidly emerging plays made the development of these resources achievable at under $6 per MMcf, and surplus capacity came about with prices well above that level. As the surplus persisted in the face of declining demand, gas exploration and development activity dropped precipitously. Given the low prices recently established and the need for higher activity once the surplus capacity rapidly depletes, we established a higher exposure to natural gas by increasing our weighting to XTO Energy and establishing a new position in Ultra Petroleum, a very successful producer in the Pinedale Field of Wyoming. We also inaugurated a new position in Southwestern Energy, a company exposed to the shale plays in Arkansas and Texas.

The recovery in oil prices boosted strong performance by the oil service and oil and gas drilling industries. These industries have lost pricing power with the decline in domestic natural gas drilling and the reduction in global expenditures, but the stocks reacted very positively to rising oil prices, with expectations that it would lead to a recovery in capital spending. It may be years, however, before the high pricing levels reached in early 2008 will once again be achieved, and earnings comparisons for most of those industries will be tough for the next several quarters. Our high weighting in those industries served us well, though, with Diamond Offshore Drilling, Cameron International, Schlumberger, and Transocean among our best contributors.

While the Obama administration has sought to restore funds to develop clean coal technologies, the domestic thermal coal market has languished: Power station stockpiles have grown as the economics favored substituting power derived from natural gas and power demand has weakened in the face of the recession. We reduced our position in the most operationally leveraged coal producer, Arch Coal. Furthermore, it now appears that some form of carbon regulation, perhaps in the form of “cap and trade,” is unlikely to pass until after the congressional elections of 2010. This legislation is vital to establishing the economic framework for building new power plants, whether coal-fired, natural gas-fired, or nuclear. As important, it will further encourage the development of technology to retrofit existing coal-fired plants to reduce carbon dioxide emissions. Demand for imported coal from India and China is increasing and will gradually tighten up world markets.

While utilities are being forced to use a greater proportion of green technologies such as wind and solar to produce power, the decline in energy prices has made the economics of these technologies marginal unless there are significant tax breaks. Adoption of solar in some European markets has waned, and residential and commercial adoption in the U.S. has been quite slow, aggravated by the weak economy. Even the legendary oil man turned “green” T. Boone Pickens has had to scrap plans for a major wind farm. Our only investment related to alternative energy is the high-voltage transmission line construction company, Quanta Services, which will also benefit from spending to reinforce the national grid. With most wind farms and utility solar installations remotely located, it will be one of the few companies with the capability to build transmission lines to these remote locations.

Our exposure to diversified metals, particularly base metals, proved fortuitous as China’s stimulus program strengthened the metals market in the short run. In particular, China funded its strategic metals reserve to stockpile metals for the anticipated recovery in demand, and existing inventories were already low. Our nonferrous position in copper, Freeport-McMoRan Copper & Gold, doubled during the period, and our diversified metals positions in BHP Billiton and Vale contributed significantly as demand for copper, iron ore, and nickel from China continued to grow. The proportion of trade in these metals from China accelerated to record levels as OECD demand waned.

Corn and soybean prices remained high despite the economic downturn, and worldwide grain inventories stayed low, encouraging farmers to maintain high plantings. In turn, this should have kept fertilizer prices high, although farmers in India, China, and Brazil struggled for credit. There has been a standoff between the producers of potash and phosphate fertilizers and the farmers seeking lower prices for these inputs, and this clash has led to lower application rates, which may penalize crop yields. Even so, Potash Corporation of Saskatchewan was one of our top contributors. Prices for phosphate fertilizers have cracked, and there are risks that potash prices will fall as well. However, farmers cannot avoid adding adequate nutrients to the soil for more than two seasons at most, and the prices for fertilizers will recover along with demand. We added new positions in Mosaic, a producer of phosphate, potash, and ammonia fertilizers, and Sociedad Quimica y Minera, a Chilean producer of potash and lithium for the next generation of car batteries. At the same time, we eliminated a position in Intrepid Potash, a marginal producer of solution-mined potash, and Terra Industries, a domestic fertilizer producer and distributor.

OUTLOOK

The five years from 2003 to 2007 were the strongest period of global economic growth in recorded history. It was built on the back of cheap credit and expanding debt leverage. Looking ahead, that debt is being transferred from the consumer and financial institutions to governments around the globe that are paying it off by expanding the money supply. At the same time, they are stimulating their economies with deficit financing to produce growth and offset unemployment.

However, consumers are saving more and spending less while corporations are generally rebuilding their balance sheets. Consequently, government spending will be key to any economic growth in the intermediate term. A sustainable recovery in China is increasingly important as that nation now accounts for virtually all of the growth in resource demand. Global economic growth is likely to be much weaker than in the period we just experienced as leverage, other than government debt, will be shunned. Ultimately, taxpayers will be forced to finance an increasing deficit as the interest on public debt grows.

However, easy monetary policy and deficit spending will likely debase or weaken our currency relative to others. Given resource capacity constraints, this means that any global economic growth, particularly from emerging markets, will force prices of constrained resource commodities to rise in dollar terms. We are identifying those commodities that are likely to be most affected and investing in companies best positioned to exploit those resources.

Respectfully submitted,

Charles M. Ober
President of the fund and chairman of its Investment Advisory Committee

July 20, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 29.58	$ 61.16	$ 46.00	$ 41.10	$ 33.68	$ 27.22
Investment activities						
Net investment income	0.25	0.51	0.57	0.57	0.39	0.24
Net realized and unrealized gain (loss)	4.99	(31.21)	17.97	6.45	9.72	7.91
Total from investment activities	5.24	(30.70)	18.54	7.02	10.11	8.15
Distributions						
Net investment income	–	(0.49)	(0.54)	(0.57)	(0.37)	(0.23)
Net realized gain	–	(0.39)	(2.84)	(1.55)	(2.32)	(1.46)
Total distributions	–	(0.88)	(3.38)	(2.12)	(2.69)	(1.69)
NET ASSET VALUE						
End of period	$ 34.82	$ 29.58	$ 61.16	$ 46.00	$ 41.10	$ 33.68
Ratios/Supplemental Data						
Total return(1)	17.71%	(50.18)%	40.69%	17.00%	29.88%	30.09%
Ratio of total expenses to average net assets	0.71%(2)	0.66%	0.64%	0.66%	0.68%	0.69%
Ratio of net investment income to average net assets	1.58%(2)	0.94%	1.03%	1.26%	1.02%	0.87%
Portfolio turnover rate	9.5%	21.0%	17.5%	15.6%	35.7%	19.2%
Net assets, end of period (in millions)	$ 3,939	$ 3,151	$ 6,921	$ 4,438	$ 3,764	$ 2,148

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 95.1%		
NATURAL RESOURCE RELATED 95.1%		
Agriculture 4.6%		
Deere	953,200	38,080
Mosaic	876,200	38,816
Potash Corporation of Saskatchewan	1,114,856	103,737
		180,633
Building & Real Estate 0.6%		
AMB Property, REIT	343,300	6,457
Boston Properties, REIT	97,600	4,656
Camden Property Trust, REIT	262,800	7,253
Duke Realty, REIT	366,900	3,218
Simon Property Group, REIT	63,615	3,272
		24,856
Chemicals 2.1%		
Air Liquide (EUR)	192,363	17,615
Air Products & Chemicals	248,300	16,038
Albermarle	493,800	12,626
Praxair	486,200	34,554
		80,833
Coal 5.3%		
Arch Coal	3,122,304	47,990
CONSOL Energy	2,584,400	87,766
Peabody Energy	2,380,202	71,787
		207,543
Diversified Metals 6.0%		
BHP Billiton (AUD)	3,438,024	94,227
Eurasian Natural Resources (GBP)	1,825,288	19,743
Nucor	179,100	7,958
Rio Tinto (AUD)	564,397	23,621
Rio Tinto, Rights, 7/1/09 (AUD) (1)	296,308	5,709
Steel Dynamics	955,600	14,076

Vale, ADR	3,954,200	69,713
		235,047
Diversified Resources 7.0%		
Bucyrus International, Class A	692,200	19,769
Burlington Northern Santa Fe	168,276	12,375
China Railway Construction, H Shares (HKD) (1)	12,525,500	19,225
EnergySolutions	1,661,900	15,290
Finning International (CAD)	824,500	11,909
Fluor	285,400	14,638
Foster Wheeler (1)	2,146,822	50,987
Joy Global	1,177,000	42,042
Penn Virginia	141,800	2,321
Quanta Services (1)	2,458,560	56,867
Sociedad Quimica Minersp, ADR	328,900	11,903
Terex (1)	415,600	5,016
Vulcan Materials	297,100	12,805
Western Water (1)	2,259	–
		275,147
Forest Products 0.8%		
International Paper	946,478	14,320
Potlatch, REIT	129,600	3,148
Weyerhaeuser	487,172	14,825
		32,293
Gas Transmission & Distribution 3.8%		
Gazprom, ADR	2,299,584	46,858
Southwestern Energy (1)	993,800	38,609
Spectra Energy	1,464,700	24,783
Williams Companies	2,400,539	37,473
		147,723
Integrated Petroleum-Domestic 2.7%		
ConocoPhillips	431,258	18,139

Hess	116,800	6,278
Murphy Oil	1,468,046	79,744
		104,161
Integrated Petroleum-International 14.6%		
BP, ADR	1,567,473	74,737
Chevron	705,832	46,761
Eni, ADR	825,574	39,140
ExxonMobil	1,492,018	104,307
Lukoil, ADR	542,095	24,232
Petroleo Brasileiro, ADR	1,859,968	62,049
Rosneft Oil, GDR (1)	1,534,200	8,419
Royal Dutch Shell, ADR	1,784,506	89,564
StatoilHydro (NOK)	2,033,099	40,162
Total, ADR	1,581,300	85,754
		575,125
Miscellaneous Energy 3.2%		
Duke Energy	780,200	11,383
Dynegy, Class A (1)	12,089,238	27,443
Edison International	191,372	6,020
Exelon	324,500	16,618
NRG Energy (1)	1,963,028	50,960
RRI Energy (1)	3,047,300	15,267
		127,691
Non-Ferrous Metals 1.0%		
Freeport-McMoRan Copper & Gold	813,293	40,754
		40,754
Oil & Gas Drilling 6.4%		
Diamond Offshore Drilling	1,585,336	131,662
Nabors Industries (1)	596,552	9,294
Noble Drilling	1,509,444	45,661

Transocean (1)	895,225	66,506
		253,123
Oil & Gas Equipment & Services 17.4%		
Baker Hughes	1,585,859	57,789
BJ Services	3,708,960	50,553
Cameron International (1)	4,820,352	136,416
FMC Technologies (1)	1,176,968	44,230
Halliburton	927,200	19,193
McDermott International (1)	1,490,200	30,266
National Oilwell Varco (1)	407,534	13,310
Saipem (EUR)	757,022	18,479
Schlumberger	2,742,172	148,379
Smith International	3,264,103	84,051
Technip (EUR)	955,362	46,961
Tenaris, ADR	355,085	9,601
Trican Well Service (CAD)	2,992,400	25,778
		685,006
Petroleum Exploration & Production 14.8%		
Anadarko Petroleum	614,622	27,898
BG Group (GBP)	3,040,885	51,092
Bill Barrett (1)	566,565	15,558
Canadian Natural Resources	2,411,996	126,606
Devon Energy	1,205,859	65,719
Encore Acquisition (1)	1,171,700	36,147
EOG Resources	1,263,166	85,794
Newfield Exploration (1)	878,800	28,711
Nexen	777,892	16,841
Novatek, GDR	367,370	17,623
Suncor Energy	638,000	19,357
Tullow Oil (GBP)	457,500	7,078
Ultra Petroleum (1)	438,600	17,106
Woodside Petroleum (AUD)	396,900	13,753

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 27,049	$ 57,742
Net realized loss	(233,143)	(71,140)
Change in net unrealized gain (loss)	766,341	(3,496,697)
Increase (decrease) in net assets from operations	560,247	(3,510,095)
Distributions to shareholders		
Net investment income	–	(50,905)
Net realized gain	–	(40,525)
Decrease in net assets from distributions	–	(91,430)
Capital share transactions*		
Shares sold	514,135	1,648,639
Distributions reinvested	–	83,532
Shares redeemed	(285,560)	(1,901,359)
Increase (decrease) in net assets from capital share transactions	228,575	(169,188)
Net Assets		
Increase (decrease) during period	788,822	(3,770,713)
Beginning of period	3,150,522	6,921,235
End of period	**$ 3,939,344**	**$ 3,150,522**
Undistributed net investment income	31,894	4,845
*Share information		
Shares sold	16,141	30,336
Distributions reinvested	–	2,854
Shares redeemed	(9,498)	(39,856)
Increase (decrease) in shares outstanding	6,643	(6,666)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $29,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2009, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $452,061,000 and $309,123,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $74,843,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date.

At June 30, 2009, the cost of investments for federal income tax purposes was $3,371,336,000. Net unrealized gain aggregated $559,246,000 at period-end, of which $968,459,000 related to appreciated investments and $409,213,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2009, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $47,000 for Price Associates, $1,241,000 for T. Rowe Price Services, Inc., and $163,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 573,241 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009